SUPPLEMENT
                                      dated
                                 August 1, 2003

                                     to the
         USAA Life Insurance Company Variable Universal Life Prospectus
                                Dated May 1, 2003

This information amends the USAA Life Insurance Company Variable Universal Life Prospectus as follows.

>> THE FOLLOWING INFORMATION IS INSERTED ON PAGE 29 AFTER THE SECTION TITLED
   "DOLLAR COST AVERAGING."

AUTOMATIC ASSET REBALANCING
Beginning in September 2003, USAA Life Insurance Company will offer an automatic asset rebalancing service for funds in the Policy. While the Policy is in force, you may choose to automatically reallocate your cash value among the Variable Fund Accounts of the Policy to return your assets to your specified allocations. The cash value eligible for rebalancing will be the cash value minus outstanding loans and accrued loan interest. You must tell us:

     (a) the percentage you want invested in each Variable Fund Account, if you want to change your existing allocation percentages (whole percentages only);
     (b) how often you want the rebalancing to occur (monthly, quarterly, semiannually or annually); and
     (c) the selected date for rebalancing (1st to the 28th of the month). The selected date may not be a Monthly Anniversary. Rebalancing is completed on the same day of each month. If the New York Stock Exchange is not open on your selected date in a particular month, rebalancing will occur at the close of the Valuation Period that includes the date selected.

While your rebalancing program is in effect, we will transfer amounts among each Variable Fund Account so that the percentage of the eligible cash value that you specify is invested in each option at the end of each rebalancing date. Your entire eligible cash value must be included in the rebalancing program.

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Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional and/or financial adviser before electing the program.
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You may elect the rebalancing program at any time. You may change your allocation instructions or cancel the program at any time. Transfers under a rebalancing program do not count toward your limit of 18 transfers per Policy Year. You may not participate in Dollar Cost Averaging at the same time you participate in Automatic Rebalancing.

Currently there is no charge for this program. We reserve the right to suspend, terminate, or modify the offering of the program at any time.

>> IN THE FUND OPERATING EXPENSES TABLE ON PAGE 10, OTHER EXPENSES FOR THE
   FIDELITY VARIABLE INSURANCE PRODUCTS EQUITY-INCOME PORTFOLIO, INITIAL CLASS IS CHANGED TO READ .09.

>> IN THE TABLE OF INVESTMENT OPTIONS ON PAGE 16, THE VANGUARD SMALL COMPANY
   GROWTH PORTFOLIO IS CLASSIFIED AS A SMALL-CAP GROWTH FUND.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.